U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 20, 2018

Cannapharmarx, Inc.

(Exact name of small business issuer as specified in its charter)

Delaware	000-27055	24-4635140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

2 Park Plaza

Suite 1200-B

Irvine, CA 92614

(Address of principal executive offices)

949-652-6838

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On June 11, 2018, we engaged BF Borgers CPA PC as our independent registered public accounting firm, and effective June 11, 2018, we dismissed KLJ & Associates, LLP (“KLJ”), as our independent registered public accounting firm. The decision to dismiss KLJ and to appoint BF Borgers CPA PC was approved by our board of directors.

KLJ’s report on our financial statements for either of the two fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During the two fiscal years ended December 31, 2014 and 2013 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with KLJ on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreement(s), if not resolved to the satisfaction of KLJ, would have caused KLJ to make reference to the subject matter of the disagreement(s) in connection with its report. During our two most recent fiscal years ended December 31, 2014 and 2013 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided KLJ with a copy of the disclosure in this Item 4.01 of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this Item 4.01 of this current report on Form 8-K, and if not, stating the respects with which it does not agree. A copy of the letter provided from KLJ is attached as an exhibit to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2014 and 2013 and in the subsequent interim period through the date of appointment, we have not consulted with BF Borgers CPA PC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has BF Borgers CPA PC provided to us a written report or oral advice that BF Borgers CPA PC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, we have not consulted with BF Borgers CPA PC regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). BF Borgers CPA PC will audit our financial statements for our fiscal years ended December 31, 2015, 2016 and 2017.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective April 20, 2018, our Board of Directors took the following actions pursuant to the provisions of our Bylaws:

•	Increased the number of members to our Board of Directors to four (4) persons;

•	Named Dominick Colvin as our President, Chief Executive Officer and a member of our Board of Directors;

•	Appointed Matthew Nicosia and James Samuelson to our Board of Directors; and

•	Appointed Gary Herick as our Chief Financial Officer. He also remains as a Director.

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Each of the aforesaid persons shall hold such position until the next annual meeting of our shareholders or Board of Directors, as applicable, his resignation, removal or death, whichever comes first. As of the date of this report, no officer or director is receiving any compensation from us other than accruing expenses that will be reimbursed.

Following are their biographical history:

Dominick Colvin, 51, was appointed as our Chief Executive Officer, President and a director in April 2018. In addition to his positions with our Company, since June 2007 Mr. Colvin has been President of PLC International Investments, Inc., a private held Canadian company engaged in power production, oil and coal mining. He currently devotes approximately 50% of his time to our affairs.

Gary Herick, 54, was appointed as our Chief Financial Officer in April 2018. Since April 2016, he had been our President and CEO, as well as a director, a position he has retained. In addition to his positions with our Company, Mr. Herick has been President of Arrowhead Consulting, LLC, Edwards, Colorado, a general business consulting company. From May 2011 through August 2017 he was also Director of Finance for Hinto Energy Inc., a public reporting company until 2017 that was engaged in the oil and gas industry. In August 2017, a petition to place Hinto Energy in involuntary bankruptcy was filed. As of the date of this report no final adjudication of this matter has occurred. Mr. Herick currently devotes approximately 50% of his time to our affairs.

Matthew Nicosia 43, was appointed as a director of our Company in April 2018. Since November 2006, Mr. Nicosia has also been the Chairman and CEO of Vivakor Inc., a Nevada corporation based in Irvine, CA, whose common stock trades on the OTC Markets, which is an asset acquisition company focused on the natural resources and precious metals industry. In addition, from January 2011 through March 2012, Mr. Nicosia was founder, Chairman and CEO of Regeneca, Inc. a Southern California-based skin care company, which produced consumer, prescription and OTC products distributed through plastic surgeons and dermatologists as well as through retail and other mass-marketing channels. Mr. Nicosia received his Bachelor of Arts degree in International Relations and Portuguese from Brigham Young University in 1997 and an MBA from Pepperdine University in 2002.  Mr. Nicosia is fluent in Portuguese and Spanish. He devotes only such time as necessary to our affairs.

James Samuelson, 48, was appointed as a director of our Company in April 2018.  Since June 2017, Mr. Samuelson has served as a consultant to Vivakor, Inc., a Nevada corporation based in Coralville, IA, whose common stock trades on the OTC Markets which is an asset acquisition company focused on the natural resources and precious metals industry. From January 2006 to June 2016, Mr. Samuelson served as CEO and President of Mid-America Renewable Fuels, Inc., a privately held company engaged in the development and acquisition of renewable energy facilities. Prior to 2006, Mr. Samuelson served as the Chief Financial Officer of a publicly traded technology company headquartered in Berlin, Germany and worked as an investment banker in Paris, France and Vienna, Austria. Mr. Samuelson received a B.S.B.A. in 1992 and a MBA in 1996, both from Creighton University. He devotes only such time as necessary to our affairs.

Item 9.01.	Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

16.1	Letter from KLJ & Associates, LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2018	CANNAPHARMARX, INC.
(Registrant)

By: s/ Dominick Colvin
Dominick Colvin, Chief Executive Officer

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